EXCHANGE AGREEMENT
[●] (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (the “Agreement”) with Amicus Therapeutics, Inc., a Delaware corporation (the “Company”), on February 7, 2019, whereby the Holders will exchange (the “Exchange”) the Company’s 3.00% Convertible Senior Notes due 2023 (the “Notes”) for the Exchange Consideration (as defined below). The Notes to be exchanged by the Holder in the Exchange are referred to herein as the “Exchanged Notes”.
On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:
Article I:    Exchange of the Notes for the Exchange Consideration
At the Closing (as defined herein), the Undersigned hereby agrees to cause the Holders to exchange and deliver to the Company the Notes set forth on Exhibit A hereto, and in exchange therefor the Company hereby agrees to deliver to the Holders for each $1,000 principal amount of Notes 179.4480 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) (the “Exchange Shares”), together with cash in lieu of any fractional share of Common Stock, and cash equal to accrued but unpaid interest on such Notes to, but excluding, the Closing Date (as defined below) (“Accrued Interest”), in each case as specified on Exhibit A hereto. Such aggregate Exchange Shares, together with any such cash in lieu of any fractional share and any Accrued Interest, are referred to herein as the “Exchange Consideration.”
The closing of the Exchange (the “Closing”) shall occur on February 12, 2019, or such later date as mutually agreed in writing by the parties (the “Closing Date”), subject to the exceptions set forth in the following sentence. At the Closing, (a) the Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to its Notes (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer required by the Company to transfer to and confirm all right, title and interest in and to the Notes free and clear of any Liens, and (b) the Company shall deliver to each Holder the Exchange Consideration (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the sole Holder, the Exchange Consideration). Delivery of such Notes as provided above will be made by each Holder by posting, at or before 10:00 A.M. (New York city time) on the Closing Date, a withdrawal request for such Notes through the Deposit or Withdrawal at Custodian (“DWAC”) settlement system of the Depository Trust Company (“DTC”) through the DTC participant identified in Exhibit A hereto with respect to such Holder (it being understood that posting such request on any date before the Closing Date will result in such request expiring unaccepted at the close of business on such date, and such Holder will need to repost such withdrawal request on the Closing Date). Following receipt of such Notes, the Company will deliver such Exchange Shares, bearing an unrestricted CUSIP number, to the DTC participant identified in Exhibit A hereto with respect to such Holder, through the facilities of DTC free and clear of all Liens; provided, however, that the Undersigned acknowledges that the Company may delay the delivery of the Exchange Consideration due to procedures and mechanics within the system of the Depository Trust Company, or events beyond the Company’s control, and that such delay will not be a default under this Agreement so long as the Company is using its commercially reasonable efforts to effect the delivery of the Exchange Consideration.
Article II:    Covenants, Representations and Warranties of the Holders
Each Holder (and, where specified below, the Undersigned) hereby covenants as follows and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, and all such covenants, representations and warranties shall survive the Closing.
Section 2.1    Power and Authorization. The Holder is duly organized, validly existing and in good standing under the laws of its state of formation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account, (ii) the aggregate principal amount of such Account’s Notes that are subject to the Exchange and (iii) the Exchange Shares to be delivered to such Account (together with cash in lieu of any fractional share and any Accrued Interest).
Section 2.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and constitutes a legal, valid and binding obligation of the Undersigned and the Holder, enforceable against the Undersigned and the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the Holder is a party or by which the Undersigned or the Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Holder, except for such violations, conflicts or breaches under clauses (ii) and (iii) above that would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or prospects of the Undersigned or Holder or on their performance of the obligations under this Agreement or on the consummation of the transactions contemplated hereby.
Section 2.3    Title to the Exchanged Notes. The Holder or the Undersigned, as applicable, has been the beneficial owner of the Notes continuously from and after a date no later than January 1, 2019, is currently the sole beneficial owner of the Notes, and at the Closing will be the sole legal and beneficial owner of the Notes, set forth opposite its name on Exhibit A hereto. The Holder or the Undersigned, as applicable, has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that the Holder or the Undersigned, as applicable, may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker). The Holder or the Undersigned, as applicable, has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights in its Exchanged Notes, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes. Upon delivery of such Exchanged Notes to the Company pursuant to the Exchange, such Exchanged Notes shall be free and clear of all Liens.
Section 2.4    Institutional Accredited Investor or Qualified Institutional Buyer. The Holder is either (i) an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act.
Section 2.5    No Affiliate Status; Beneficial Ownership. The Holder is not, will not be as of the Closing Date, and has not been and will not be during the consecutive three month periods preceding the date hereof or the Closing Date, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. A period of at least six months (calculated in the manner provided in Rule 144(d) under the Securities Act) has lapsed since the Exchanged Notes were acquired from the Company or from a person known by the Holder or the Undersigned to be an Affiliate of the Company. The Holder and its Affiliates collectively beneficially own and will beneficially own (calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) as of the Closing Date (without giving effect to the exchange contemplated by this Exchange Agreement) (i) less than 5% of the outstanding Common Stock and (ii) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote. Immediately after giving effect to the Exchange and the issuance of the Exchange Shares, the Holder and its Affiliates will not collectively beneficially own (calculated in accordance with Section 13(d) of the Exchange Act) in excess of 9.9% of either (i) the outstanding Common Stock or (ii) the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote.
Section 2.6    Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review (and has carefully reviewed) (i) the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act (collectively, the “Public Filings”), and (ii) this Agreement (including Exhibit A hereto) (collectively, the “Materials”), (b) the Holder has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, and to obtain from the Company any information that it considers necessary in making an informed investment decision and to verify the accuracy of the information set forth in the Public Filings and the other Materials, (c) the Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, (d) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates, agents or representatives or any other entity or person, (e) no statement or written material contrary to the Public Filings or the Materials has been made or given to the Holder by or on behalf of the Company, (f) the Company may have information that has not been publicly disclosed concerning the Company, its subsidiaries and affiliates (the “Information”) and (i) such Information may be indicative of or affect the value of the Exchange Consideration, the Notes or the Common Stock, (ii) the Holder has not received any such Information and (iii) any such Information could be material to Holder’s decision to consummate the Exchange or otherwise adverse to its interests and (g) the Holder is able to fend for itself in the Exchange.
Section 2.7    Further Action. The Holder agrees that it will, upon request, execute and deliver any additional documents deemed by the Company, the trustee for the Notes or the transfer agent for the Common Stock to be necessary or desirable to complete the Exchange.

Section 2.8    Exchange. The terms of the Exchange are the result of bilateral negotiations between the parties.
Section 2.9    Withholding. The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required to be deducted or withheld under applicable law, and shall be provided with a Form W-9 or the appropriate series of Form W-8, in order to establish whether such Holder is entitled to an exemption from (or reduction in the rate of) withholding. To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Holder to whom such amounts otherwise would have been paid.
Section 2.10    Securities Law Matters. The Holder is not acquiring the Exchange Shares with a view to distribution in violation of applicable securities laws.
Section 2.11    Commissions. Neither the Holder nor the Undersigned has engaged any broker, finder or other entity acting under the authority of the Holder or the Undersigned, as applicable, or any of their affiliates, that is entitled to any commission or other fee directly or indirectly in connection with the Exchange and neither the Holder, the Undersigned nor anyone acting on either’s behalf has received any commission or remuneration directly or indirectly in connection with or in order to solicit or facilitate the Exchange.
Section 2.12    Disclosure. Each of the Holder and the Undersigned covenant that, unless otherwise required by law or if otherwise publicly disclosed by the Company, it will keep the terms of this Agreement confidential and shall not disclose such terms to any other party (other than the owners, employees, agents, representatives and advisors, including attorneys, accountants and consultants, of the Holder or the Undersigned (together, the “Holder Representatives”) on a “need to know” basis, provided that such Holder Representatives shall be advised of the confidentiality obligations hereunder and the Holder and the Undersigned shall be jointly responsible for any breach of the terms hereof by the Holder Representatives).
Article III:    Covenants, Representations and Warranties of the Company
The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders, and all such covenants, representations and warranties shall survive the Closing.
Section 3.1    Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.

Section 3.2    Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the charter, bylaws or other organizational documents of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except for such violations, conflicts or breaches under clauses (ii) and (iii) above that would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on its performance of its obligations under this Agreement or on the consummation of the transactions contemplated hereby.
Section 3.3    Validity of Underlying Common Stock. The Exchange Shares have been duly authorized and, upon delivery, will be fully paid and non-assessable; the Exchange Shares will be issued without any legends that restrict the transfer of such Exchange Shares under the U.S. federal securities laws; and the Exchange Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Upon delivery of such Exchange Shares to the Holder pursuant to the Exchange, such Exchange Shares shall be free and clear of all Liens created by the Company.
Section 3.4    Listing of Exchange Shares. The Company shall provide a supplemental listing notice with respect to the Exchange Shares to the NASDAQ Global Market on or promptly after the Closing Date.
Section 3.5    Exchange. The terms of the Exchange are the result of bilateral negotiations between the parties.
Section 3.6    Securities Act Matters. The Exchange is exempt from the registration and prospectus-delivery requirements of the Securities Act and, assuming the accuracy of the Holder’s representations and warranties in Article II above, including with respect to Holder’s holding period and affiliate status, the Exchange Shares to be delivered to the Undersigned’s account pursuant to this Exchange Agreement will not be subject to restrictions on transfer under the Securities Act (and will not have any restrictive legends on such Exchange Shares).
Section 3.7    Disclosure. On or before the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the

SEC a Current Report on Form 8-K disclosing all material terms of the Exchange (to the extent not previously publicly disclosed).
Article IV:    Miscellaneous
Section 4.1    Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.
Section 4.2    Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.
Section 4.3    Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.
Section 4.4    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.
Section 4.5    Release. Effective as of the Closing Date, the Undersigned and the Holder, each on behalf of itself and its successors, assigns, heirs and affiliates, to the fullest extent permitted by applicable law, hereby fully, irrevocably and unconditionally waives, releases, acquits and forever discharges the Company and any person who controls or controlled (as such term is defined in Section 15 of the Securities Act) the Company and each of its past, present and future affiliates, directors, officers, partners (general and limited), members, employees, agents, consultants, advisors, fiduciaries and other representatives (including, without limitation, legal counsel, investment bankers, accountants and financial advisors) and all of the foregoing persons’ successors and assigns, including past, present and future officers and directors of any of the foregoing, from any and all manner of claims, demands, proceedings, actions, causes of action, arbitrations, hearings, investigations, litigations, suits (whether civil, criminal, administrative, investigative, or informal), orders, judgments, contracts, agreements, debts, liabilities and obligations whatsoever, whether known or unknown, suspected or unsuspected, contingent or otherwise, both at law and in equity, whether sounding in contract, tort or otherwise, by reason of, relating to or arising out of, accruing from or in connection with the Holder’s ownership of the Notes or exchange thereof, except in the case of actual fraud, acts or omissions that constitute bad faith or criminal misconduct.
Section 4.6    Specific Performance. The parties hereto agree that irreparable harm would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms on a timely basis or were otherwise breached. It is accordingly agreed that, without posting bond or other undertaking, the parties hereto shall be entitled to injunctive or other equitable relief to prevent breaches of this Agreement to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction. In the event that any such action is brought in equity to enforce the provisions of this Agreement, no party hereto will allege, and each party hereto hereby waives the defense or counterclaim, that there is an adequate remedy at law. The parties hereto further agree that (a) by seeking any remedy provided for in this Section 4.6, a party shall not in any respect waive its right to seek any other form of relief that may be available to such party under this Agreement and (b) nothing contained in this Section 4.6 shall require any party hereto to institute any action for (or limit such party’s right to institute any action for) specific performance under this Section 4.6 before exercising any other right under this Agreement.
Section 4.7    Termination. The Company may terminate this Agreement if there has occurred any breach by the Undersigned or a Holder of any covenant, representation or warranty set forth in Article II. The Undersigned or a Holder may terminate this Agreement if there has occurred any breach by the Company of any covenant, representation or warranty set forth in Article III.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first above written.

Amicus Therapeutics, Inc.
By: Name: Title:

[●], as Undersigned, in its capacities described in the first paragraph hereof
By: Name: Title:

EXHIBIT A
EXCHANGING BENEFICIAL OWNERS

Account of Beneficial Owner	Aggregate Principal Amount of Notes Submitted for Exchange	Exchange Shares	Cash Payment for Fractional Shares	Cash Payment for Accrued Interest	Holder’s DTC Participant Numbers		Payment Instructions for Cash Payment for Fractional Shares and Accrued Interest
					DTC Participant through Which the Notes Will Be Delivered	DTC Participant to Which the Exchange Shares Will Be Credited
[●]	$[●]	[●]	$[●]	$[●]	[●]	[●]	[●]